INVESTOR PRESENTATION
Second Quarter, 2014

Safe Harbor Statement under the Private Securities Litigation Reform
Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are
“forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,”
“anticipate,” “estimate,” “intend,” “plan," or similar words. These forward-looking statements are based upon the current beliefs and expectations of The Bancorp, Inc.’s management and are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond our control. For further discussion of these risks and uncertainties, see the “risk factors” sections of The Bancorp, Inc.’s Annual Report on Form 10-K for
the year ended December 31, 2013, Quarterly Report on Form 10-Q for the three and six months ended
June 30, 2014, and other of its public filings with the SEC. In addition, these forward-looking statements are subject to assumptions with respect to future strategies and decisions that are subject to change.
Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The forward-looking statements speak only as of the date of this presentation.
The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
FORWARD LOOKING STATEMENTS

• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non
 -interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
PLANNING FOR GROWTH WITH SAFETY AND SOUNDNESS

Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2013

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
Branch Banking
Online Banking
Debit Card
Mobile Banking
ATM
Direct Deposit
Remote Deposit Capture

The Bancorp

PLANNING FOR GROWTH

Sources: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of
Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal,
AlixPartners, Pew Research Center

BUSINESS MODEL: A DISTINCT BUSINESS STRATEGY[(1)]

Assets — Deposits

Securities Portfolio
Primarily highly rated government obligations & corporate securities
- Interest Income

Government Guaranteed Lending (GGL)
Includes loans to franchisees; approximately 65% of which have a 75% guaranty by U.S. government
- Interest Income

Commercial Mortgage-Backed Securities (CMBS)
Commercial Loan Sales
- Non-Interest Income
- Interest Income

Leasing
Automobile Fleet Leasing
- Interest Income
- Non-Interest Income

Community Bank
Traditional Community Banking Products
- Interest Income
- Deposits
- Non-Interest Income

REVENUE

2010 Prepaid Cards: 30%
38%
5%
4%
8%
17%
5%
10%
3%
10%
2010 Community Bank: 43%

(1) For the above presentation, revenue for asset-generating departments includes all revenue from the assets they fund with deposits they generate, and half the revenue on assets they generate but do not fund. The other half of that revenue is allocated to deposit-producing departments. The revenue shown was generated in the second quarter of 2014 with the exception of segments marked 2010, which represent second quarter 2010.

Prepaid Cards
Open Loop Prepaid Cards
- Deposits
- Non-Interest Income

Healthcare
Health Savings Accounts and Flexible Spending Accounts
- Deposits
- Non-Interest Income

Payment Acceptance
Credit, Debit Card, and ACH Processing
- Deposits
- Non-Interest Income

Institutional Banking
Deposits and Loans for Clients of Wealth Firms
- Interest Income
- Deposits
- Non-Interest Income

5

REVENUE COMPOSITION

Post Provision Income [1]

$160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
29% CAGR (2)
$68,430
71%
29%
$84,749
65%
35%
$112,145
56%
44%
$147,843
45%
55%
$69,148
31%
69%
0% Change
$35,965
39%
61%
$35,966
35%
65%
2010
2011
2012
2013
YTD 6/30/2014
Q2 2013
Q2 2014
Net Interest Income Post Provision
Non-Interest Income

(1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities. For reconciliation detail, please see Appendix.

The Bancorp 6

PREPAID GROSS DOLLAR VOLUME (GDV)[1] AND CARDHOLDER GROWTH[2]

$35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Gross Dollar Volume (dollars in thousands)
71% CAGR (GDV) (3)
$6,285,271
$13,311,376
$27,216,931
$31,688,764
$21,816,598
31% Increase
$7,651,849
$10,025,213
2010
2011
2012
2013
YTD 6/30/2014
Q2 2013
Q2 2014
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Number of Active Cards
Gross Dollar Volume
2014
2013
2012
2011
2010
2009
Pre-2009
Number Active Cards

(1) Gross Dollar Volume (GDV) is the total amount spent on all cards outstanding within a given period. The 2010-2013, YTD 6/30/14, Q2 2013 and Q2 2014 columns represent GDV during each time period. GDV is further broken out according to volume by contract year.

(2) Number of active cards as of year-end 2010 through 2013, and June 30, 2013, and 2014.

The Bancorp

7

90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
61% CAGR (1)
$19,524
$29,841
$49,139
$81,561
$21,886
$23,551
2010
2011
2012
2013
YTD 6/30/2014
Q2 2013
Q2 2014

Quarter over Quarter: Q2 2013 to Q2 2014

Category	Increase
Prepaid Cards	
Leasing	
Payment Acceptance	
Deposit and HSA fees	
Debit Card Income	
Gain on Sale of Loans	
Other	

The Bancorp

NON-INTEREST INCOME-GENERATING STRATEGIES:
GROWTH AND SUSTAINABILITY

(1)Compound annual growth rate is calculated for the years 2010 through 2013.
(2)Excludes gains on sales of investment securities. For reconciliation detail, please refer to the Non-Interest Income section of Post Provision Income
Reconciliation, in the Appendix.
8%
Increase
$
12%
58%
26%
27%
127%
-9%
-22%
$47,465
(2)

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
32% CAGR (1)
11% Decrease
32%
41%
56%
74%
71%
79%
70%
Peers (3)
2010
2011
2012
2013
YTD 6/30/2014
Q2 2013
Q2 2014

The Bancorp

SCALABLE BUSINESS MODEL:
NON-INTEREST INCOME / NON-INTEREST EXPENSE

 (1) Compound annual growth rate is calculated for the years 2010 through 2013.
 (2) Excludes gains on sales of investment securities and expenses we believe to be mostly nonrecurring, such as lookback consulting expenses; 2011 includes a one-time gain of $718,000 related to a legal settlement. For reconciliation detail, please refer to Appendix.
 (3) Peers are comprised of insured commercial banks having assets greater than $3 billion; Data Source: Uniform
 Bank Performance Report; Peer data for YTD 6/30/2014 is as of Q1 2014.
Columns represent TBBK (2)

120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
12% CAGR (1)
$68,193
75%
25%
$76,406
70%
30%
$85,444
64%
36%
$95,782
56%
44%
$54,483
45%
55%
18% Increase
$23,579
56%
44%
$27,915
44%
56%
2010
2011
2012
2013
YTD 6/30/2014
Q2 2013
Q2 2014
Community Bank
Other

The Bancorp

COMPRESSED INTEREST RATE ENVIRONMENT:
NET INTEREST INCOME GENERATORS

(2)
$
 (1) Compound annual growth rate is calculated for the years 2010 through 2013.
 (2) Other is comprised of net interest income produced by the following areas: Investment Securities, Leasing, Government Guaranteed
 Lending, Institutional Banking, and CMBS.

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(dollars in thousands)
32% CAGR (1)
Q1
Q2
Q3
Q4
2010
2011
2012
2013
2014

The Bancorp

OPERATING LEVERAGE: ADJUSTED OPERATING EARNINGS

 (1) Compound annual growth rate is calculated for the second quarters of 2010 through 2014.
 (2) For reconciliation detail, please see Appendix.
$

PRIMARY ASSET-GENERATING STRATEGIES: BUSINESS LINE OVERVIEW

AS WITH FUNDING, THE BANCORP EMPLOYS A MULTI-CHANNEL GROWTH STRATEGY FOR ASSET ORIGINATION.

- **Investment Securities**
  - High credit quality tax exempt municipal obligations
  - U.S. Government agency securities and other highly rated mortgage-backed securities
  - Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists
- **Institutional Banking**
  - 15 affinity groups, managing & administering $2.7 trillion in assets
    - SEI Investments, Legg Mason, AssetMark Trust Company, Franklin Templeton
  - Generates securities-backed and other loans
- **Leasing**
  - Well-collateralized automobile fleet leasing
    - Average transaction: 8-15 automobiles, $350,000
    - 30.7% of portfolio leased by local, state, and federal government agencies
- **Government Guaranteed Lending**
  - Loans from $150,000 to $5.0 million including loans to franchisees such as UPS Stores, Massage Envy, FASTSIGNS and Save a Lot, approximately 65% of which have a 75% guaranty by the U.S. Small Business Administration
  - National lending in Financial Practice Acquisitions, Franchise and Healthcare-professionals
- **Community Bank**
  - Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington banking market
- **CMBS**
  - Loans which are generated for sale into CMBS markets that are held until sold

3%
42%
35%
5%
5%
10%

CATEGORY	Q2 2014 BALANCE	Q2 2013 BALANCE	Q2 2014 AVG. YIELD
	(in thousands)		
Investment Securities	$1,556,756	$1,117,510	2.60%
Institutional Banking	378,149	254,508	2.60%
Leasing	185,878	172,250	6.76%
Government Guaranteed Lending	191,315	108,614	4.52%
Community Bank	1,322,657	1,432,010	4.00%
CMBS	126,036	44,960	3.55%

The Bancorp

12

Nonperforming Loans/Total Assets

TBBK
Aggregate US Banks
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

TBBK
Aggregate US Banks
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

Reserves/Nonaccrual Loans

TBBK
Aggregate US Banks
1000%
800%
600%
400%
200%
0%
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

Texas Ratio[1]

TBBK
Aggregate US Banks
40%
30%
20%
10%
0%
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

The Bancorp

ASSET QUALITY OVERVIEW

Reserves/Loans

(1) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90+ days past due + OREO)/(Loss Reserves +
 Tangible Equity). TBBK computed with consolidated capital. Sources: SNL Financial; FDIC Call Reports.

2%
9%
11%
10%
43%
25%

- Prepaid Cards
- Institutional Banking
- Payment Acceptance
- Healthcare
- Community Bank
- Discontinued Product

0.21%
0.05%
9.26%
90.48%
Checking
MMDA & Savings
CDs <$100k
CDs >$100k

The Bancorp

PRIMARY DEPOSIT-GENERATING STRATEGIES: BUSINESS LINE
OVERVIEW
Total Deposits: $3.9 billion
Average Cost: 0.28%
(Aggregate US Banks Average Cost: 0.36%)(1)
(1) Aggregate US Banks data as of Q1 2014
CATEGORY	Q2 2014 BALANCE (in thousands)	Q2 2014 AVG. COST
	$1,679,583	0.02%
	953,165	0.40%
	382,248	0.74%
	445,616	0.49%
	360,489	0.19%
	60,709	0.11%

Private Label Deposits by Remaining Contractual Term [1]

7%
43%
50%
< 1 year
1 < > 3 years
3 < > 5 years

The Bancorp

DEPOSIT-GENERATING STRATEGIES: STICKY AND LONG-TERM

(1) Percentages shown include deposits associated with private label agreements in the Healthcare, Institutional Banking, Prepaid and
       Payments Acceptance groups. Data is as of the end of the second quarter of 2014.
(2) Contracts associated with 98% of deposits in this segment are structured with an automatic renewal.
The Bancorp has long-
term, often exclusive
agreements in place with
its private label banking
partners.
(2)

• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non
 -interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
PLANNING FOR GROWTH WITH SAFETY AND SOUNDNESS

APPENDIX

APPENDIX

Capital Ratios and Selected Financial Data

	As of or for the three months ended June 30, 2014 *(dollars in thousands)*	As of or for the three months ended June 30, 2013 *(dollars in thousands)*
Selected Capital and Asset Quality Ratios:		
Equity/assets	8.63%	8.88%
Tier 1 capital to average assets	8.23%	8.83%
Tier 1 capital to total risk-weighted assets	13.42%	14.47%
Total capital to total risk-weighted assets	14.68%	15.73%
Allowance for loan and lease losses to total loans	2.29%	2.05%
Tangible common equity	8.47%	8.72%
Balance Sheet Data:		
Total assets	$4,315,164	$3,876,495
Total loans, net of unearned costs (fees)	2,049,561	1,967,382
Allowance for loan and lease losses	46,945	40,274
Total cash and cash equivalents	472,520	684,789
Total investments	1,556,756	1,117,510
Deposits	3,881,810	3,450,657
Short-term borrowings	-	-
Shareholders' equity	372,494	344,192
Selected Ratios:		
Return on average assets	0.03%	0.56%
Return on average common equity	0.35%	6.45%
Net interest margin	2.69%	2.46%
Book value per share	$9.87	$9.21

The Bancorp

18

APPENDIX

Current Loan Portfolio and Asset Quality Overview at 6/30/2014

Category *(dollars in thousands)*	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q2 2014 Quarterly Charge-offs *(net)*
Commercial	$476,799	23%	$12,300	0.60%	$2,752	$785	$ -	$ (9,663)
Commercial mortgage	593,622	29%	10,790	0.53%	14,782	665	-	(1,273)
Construction	264,667	13%	12,269	0.60%	9,247	-	913	(3,601)
Leasing	185,878	9%	-	-	-	5,926	118	-
Residential mortgage	96,009	5%	1,175	0.06%	-	-	-	-
Securities backed loans and other	422,835	21%	2,180	0.11%	-	759	-	(426)
Total	**$2,039,810**	**100%**	**$38,714**	**1.90%**	**$26,781**	**$8,135**	**$1,031**	**$(14,963)**

The Bancorp

19

APPENDIX

Post Provision Income Reconciliation

Category ***(dollars in millions)***	**2010**	**2011 (1)**	**2012**	**2013**	**YTD 6/30/2014**	**Q2 2013**	**Q2 2014**
Interest Income	$82.7	$88.4	$96.8	$106.6	$60.2	$26.2	$30.7
Interest Expense	(14.5)	(12.0)	(11.4)	(10.8)	(5.7)	(2.6)	(2.8)
Net Interest Income	68.2	76.4	85.4	95.8	54.5	23.6	27.9
Provision for Loan and Lease Losses	(19.3)	(21.5)	(22.4)	(29.5)	(32.8)	(9.5)	(15.5)
Net Interest Income Post Provision	48.9	54.9	63	66.3	21.7	14.1	12.4
Total Non-Interest Income	20.6	30.6	49.6	83.4	47.9	22.4	23.7
Gain on Sales of Investment Securities	(1.2)	(0.8)	(0.7)	(1.9)	(0.4)	(0.5)	(0.1)
Less Other Than Temporary Impairment	0.1	-	0.2	-	-	-	-
Non-Interest Income	19.5	29.8	49.1	81.5	47.5	21.9	23.6
Post Provision Income	**$68.4**	**$84.7**	**$112.1**	**$147.8**	**$69.2**	**$36.0**	**$36.0**

The Bancorp

20

Scalable Business Model Reconciliation
Category (dollars in millions)	2010	2011 (1)	2012	2013	YTD 6/30/2014	Q2 2013	Q2 2014
Total Non-Interest Income	$20.6	$30.6	$49.6	$83.4	$47.9	$22.4	$23.7
Gain on Sales of Investment Securities	(1.2)	(0.8)	(0.7)	(1.9)	(0.4)	(0.5)	(0.1)
Other Than Temporary Impairment	0.1	-	0.2	-	-	-	-
Non-Interest Income	19.5	29.8	49.1	81.5	47.5	21.9	23.6

Total Non-Interest Expense	$61.7	$72.2	$88.2	$110.8	$68.8	$27.6	$35.8
BSA & lookback consulting expenses	-	-	-	-	(2.2)	-	(2.2)
Non-Interest Expense	61.7	72.2	88.2	110.8	66.6	27.6	33.6
Non-interest income/Non- interest expense	31.6%	41.3%	55.7%	73.6%	71.3%	79.3%	70.2%
 (1) 2011 includes a one-time gain of $718,000 related to a legal settlement

APPENDIX

Adjusted Operating Earnings Reconciliation(1)

Category *(dollars in thousands)*	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Net income (loss) available to common shareholders	$338	$298	$7,324	$4,788	$5,592	$7,406	$5,237	$3,561	$3,854	$3,972	$3,288	$2,282	$660	$2,688	$2,041	$588	$407	($4,056)
Preferred stock dividend and accretion	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	6,242
Income tax expense	(43)	168	4,098	2,034	3,262	4,431	1,622	1,795	2,150	2,227	1,382	1,209	289	1,431	946	156	197	1,233
Gain on sales of investment securities	(159)	(241)	(1,104)	(42)	(476)	(267)	(554)	(107)	-	-	(136)	(20)	(603)	-	14	(2)	(469)	(750)
Other than temporary impairment in securities	-	-	-	-	-	20	76	-	126	-	-	-	-	75	-	135	-	-
Loss on other real estate owned	92	62	(8)	403	815	251	103	533	421	1,451	-	64	439	52	-	22	-	-
BSA & lookback consulting expenses	2,169	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for loan and lease losses	15,500	17,300	6,500	8,000	9,500	5,500	7,391	5,540	4,287	5,220	4,844	5,019	6,963	4,672	4,212	5,219	5,806	4,148
Adjusted Operating Earnings	**$17,897**	**$17,587**	**$16,810**	**$15,183**	**$18,693**	**$17,341**	**$13,875**	**$11,322**	**$10,838**	**$12,870**	**$9,378**	**$8,554**	**$7,748**	**$8,918**	**$7,213**	**$6,118**	**$5,941**	**$6,817**

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses. Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain items we believe to be mostly non-recurring, such as lookback consulting expenses. Other companies may calculate adjusted operating earnings differently. Although this non-GAAP financial measure is intended to enhance investors' understanding of Bancorp's business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

The Bancorp

22

NOTES

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